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            As filed with the Securities and Exchange Commission on May 24, 2004

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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               EDGAR ONLINE, INC.
             (Exact name of Registrant as specified in its charter)

               Delaware                                     06-1447017
    (State or Other Jurisdiction of                      (I.R.S. Employer
    Incorporation or Organization)                      Identification No.)

                              50 Washington Street
                                Norwalk, CT 06854
                                 (203) 852-5666
    (Address, including zip code, and telephone number, including area code, of Registrant's executive offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-114044

Securities to be registered pursuant to Section 12(b) of the Act: Warrants to purchase Common Stock.

Securities to be registered pursuant to Section 12(g) of the Act:  None.
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Item 1.     Description of Registrant's Securities to be Registered.

The description of securities required by this Item is contained in the Registration Statement of the Registrant on Form S-2, File No. 333-114044, filed with the Commission on March 30, 2004, and as amended on April 22, 2004 and May 21, 2004 (the "Registration Statement"), and is incorporated herein by reference to such filing. See "Description of Securities."

Item 2.     Exhibits

The following exhibit required to be filed by this item is either filed herewith or, pursuant to Rule 12b-32 of the Act, incorporated herein by reference to the exhibits filed by the registrant with the Registration Statement:


      Exhibit Number       Description

      3.01                 Certificate of Incorporation*
      3.02                 Amended and Restated Certificate of Incorporation**
      3.03                 Bylaws**
      4.01                 Form of Specimen Stock Certificate for Registrant's
                           Common Stock**
      4.4                  Form of Warrant Agreement, including Form of
                           Warrant***

     * Incorporated by reference to exhibit with corresponding number filed with the Registrant's Registration Statement on Form S-1 (the Registration Statement), as filed with the Commission on March 30, 1999.

     ** Incorporated by reference to exhibit with corresponding number filed with Amendment No. 1 to the Registration Statement, as filed with the Commission on May 7, 1999.

     *** Incorporated by reference from the Registrant's Amendment No. 1 to the Registration Statement on Form S-2, filed with the Securities and Exchange Commission on April 22, 2004.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 24, 2004                           EDGAR Online, Inc.


                                             By: /s/ Susan Strausberg
                                                 -------------------------------
                                             Susan Strausberg
                                             Chief Executive Officer, President
                                             and Secretary


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